UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2006

The Cooper Companies, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 460-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation.

Attached as Exhibit 3.1 to this report is our Second Restated Certificate of Incorporation, which we filed with the Delaware Secretary of State. In connection with this restatement, we amended our Certificate of Incorporation by eliminating our no longer outstanding Senior Exchangeable Redeemable Preferred Stock, which Delaware law permitted us to do by action of our board of directors. We also attached to the Second Restated Certificate of Incorporation the Certificate of Designations for our Series A Junior Participating Preferred Stock, which we previously filed as Exhibit 4 to our Current Report on Form 8-K filed on October 31, 1997.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC. (Registrant)

Date January 13, 2006

/s/ Carol R. Kaufman
(Signature)
	Name:	Carol R. Kaufman
	Title:	Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Restated Certificate of Incorporation.